Exhibit 10.3(b)
                                                                 ---------------


                   AMENDMENT TO AGREEMENT AND PLAN OF MERGER
                   -----------------------------------------

          THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment"),
                                                                ---------
dated as of July 21, 2006, is made by and among PAMC MANAGEMENT CORPORATION, a Colorado corporation ("PAMC"), ALTA MESA ENERGY, LLC, a Colorado limited
                       ----
liability company ("Alta Mesa"), MESA WIND DEVELOPERS, a California joint
                    ---------
venture and general partnership ("Mesa Wind"), ZOND-PANAERO WINDSYSTEM PARTNERS
                                  ---------
I, A CALIFORNIA LIMITED PARTNERSHIP ("ZP-I"), ZOND-PANAERO WINDSYSTEM PARTNERS
                                      ----
II, A CALIFORNIA LIMITED PARTNERSHIP ("ZP-II"), WESTERN WIND ENERGY CORP., a
                                       -----
British Columbia, Canada corporation (the "Buyer"), MESA WIND POWER CORPORATION,
                                           -----
a Delaware corporation and wholly-owned subsidiary of the Buyer ("Merger Sub"),
                                                                  ----------
and Robert H. Keeley.

                                    RECITALS

          WHEREAS, the parties to this Amendment entered into the Agreement and Plan of Merger, dated as of July 3, 2006 (the "Merger Agreement"); and
                                               ----------------

          WHEREAS, the parties to this Amendment desire to amend the Merger Agreement as set forth in this Amendment.

                                    AGREEMENT

          NOW, THEREFORE, for good and valuable consideration, including the promises, covenants, representations and agreements set forth in the Merger Agreement and this Amendment, the receipt and sufficiency of which consideration are hereby acknowledged, the parties hereto agree as follows:

                             SECTION 1. DEFINITIONS

          1.1  Definitions. Capitalized terms used in this Amendment and not
               -----------
defined herein have the meanings given to such terms in the Merger Agreement.

                             SECTION 2. AMENDMENTS

          2.1  Payment of Merger Consideration - Merger Escrow. Section 2.2(c)
               -----------------------------------------------
of the Merger Agreement is amended by deleting "$774,500 (the "Merger Escrow")"
                                                               -------------
from clause (ii)(A) thereof and replacing it with "$874,500 (the "Merger
                                                                  ------
Escrow")".
------

          2.2  Conditions to the Obligations of the Buyer and Merger Sub.
               ---------------------------------------------------------
Section 9.2 of the Merger Agreement is amended by adding the following clauses:

          "(h)  Private Easement(s). The Sellers shall have caused Enron
                -------------------
     (formerly known as Zond Systems, Inc.) to execute and deliver to PAMC an assignment of Enron's right, title and interest in and to the Easement Agreement, effective as of September 25, 1984 (the "Private Easement"),
                                                         ----------------
     between Seymour Lazar, as grantor, and Enron, as grantee, subject to the consent, if necessary, of the grantor, which assignment shall be in a form that is a reasonably acceptable to Enron and the Buyer.

          (i)  Additional BLM Right of Way. The Sellers shall have caused Enron
               ---------------------------
     to execute and deliver to the Surviving Corporation and the Buyer an assignment of Enron's right, title and interest in and to BLM Right of Way Serial No. CA-16406, dated January 16, 1985 ("ROW 16406"), between the BLM,
                                                   ---------
     as grantor, and Enron, as grantee, subject to the consent of the BLM, which assignment shall be in a form that is a reasonably acceptable to Enron and the Buyer.

          (j)  Letter Agreement. The Sellers shall have caused Enron to execute
               ----------------
     and deliver a letter agreement in substantially the form attached hereto as Exhibit H.
     ---------

          (k)  Title Insurance. The Buyer shall have obtained title insurance
               ---------------
     with respect to the BLM Right of Way that is reasonably acceptable to the Buyer."

          2.3  Shareholder/Member Approval - Rescission of Notice of Intent to
               ---------------------------------------------------------------

Demand Payment. Section 9.4(d) of the Merger Agreement is amended by adding
--------------
the following to the end of the second sentence thereof: "unless each such written notice of intent to demand payment is irrevocably rescinded or withdrawn on or prior to Closing to the Buyer's reasonable satisfaction."

          2.4  Indemnification - Time Limitations. Section 11.3(a) of the Merger
               ----------------------------------
Agreement is amended by deleting clause (ii) thereof in its entirety. For the avoidance of doubt, the paragraph below such clause (ii) beginning "For the avoidance of doubt, the representations . . ." and ending ". . . shall survive until the first anniversary of the Closing Date." shall not be amended or deleted hereby.

          2.5  Indemnification - Cap on Monetary Liability. Section 11.3 of the
               -------------------------------------------
Merger Agreement is amended by deleting clause (c) thereof in their entirety and replacing it with the following:

          "(c) Cap on Monetary Liability. Except in the case of fraud or
               -------------------------
     intentional misconduct, after the Closing, the sole and exclusive monetary remedy (including, without limitation, for any claims for negligent misrepresentation) of each Buyer Indemnified Person, their respective officers, directors, Affiliates, successors, and assigns, and any other Person making a claim by or through the foregoing against any the PAMC Shareholders, Alta Mesa, and their respective Affiliates, directors, officers, shareholders, subsidiaries, employees, agents, representatives, successors, and assigns, including for indemnification pursuant to this
     Article XI and any Tax Claims, shall be limited to, and shall not exceed, the balance of the amount of the Escrow at the time any such Claim is paid."

          2.6  Escrow. Section 11.4 of the Merger Agreement is amended by
               ------
deleting such Section in its entirety and replacing it with the following:

          "11.4 Escrow. As security for the indemnity obligations of the PAMC
                ------
     Shareholders and Alta Mesa, the Escrow shall be deposited with the Escrow Agent. Each PAMC Shareholder's interest in the Escrow shall be equal to such PAMC Shareholder's Pro Rata Portion thereof. Each Buyer Indemnified Person shall be entitled to indemnification from the Escrow in accordance with this Article XI. As provided in Section 11.3(c) hereof, except in the
                                          ---------------
     case of fraud or intentional misconduct, the Buyer Indemnified Persons sole monetary recourse shall be to the funds in the Escrow."

          2.7  Release. Article XIV of the Merger Agreement is amended by adding
               -------
the following to the end of such Article:

     "The Releasing Parties expressly waive all rights afforded by Section 1542 of the Civil Code of California ("Section 1542") or any statute or common
                                       ------------
     law principle of similar effect in any state or federal jurisdiction with respect to the Released Parties. Section 1542 states as follows:

          'A general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.'

     Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release, the Releasing Parties expressly waive and relinquish any rights and benefits that they may have under
     Section 1542 and any other statute or common law principle of similar effect in any state or federal jurisdiction."

          2.8  PAMC Representative - Appointment. Section 15.1 of the Merger
               ---------------------------------
Agreement is amended by deleting "Dr. Robert Keeley" from the first sentence thereof and replacing it with "Alta Mesa".

          2.9  PAMC Representative - Limitations on Liability. Section 15.3 of
               ----------------------------------------------
the Merger Agreement is amended by deleting clause (a) thereof in its entirety and replacing it with the following:

          "(a) The PAMC Representative shall have no liability whatsoever to any PAMC Shareholder or any Person claiming by, through, or under any PAMC Shareholder for or in respect of any of its acts or omissions, except only for its bad faith. The PAMC Shareholders severally, but not jointly, shall indemnify the PAMC Representative from and against any and all loss, liability or expense incurred without bad faith on the part of the PAMC Representative and arising out of or in connection with its duties as the PAMC Representative, including the reasonable costs and expenses incurred by the PAMC Representative in defending against any claim or liability in connection herewith, and its actual out-of-pocket expenses incurred in performing its duties as such; provided, however, in the event any claim is
                                    --------  -------
     brought by or on behalf of any PAMC Shareholder (a "Claiming PAMC
                                                         -------------
     Shareholder") against the PAMC Representative in connection with any acts
     -----------
     or omissions of the PAMC Representative hereunder, no PAMC Shareholder other than the Claiming PAMC Shareholder shall have any obligation to indemnify the PAMC Representative pursuant to this Section 15.3(a). Unless a Claiming PAMC Shareholder prevails on each and every claim asserted against the PAMC Representative, such Claiming PAMC Shareholder shall be responsible for all of the fees, costs and expenses incurred by the PAMC Representative in connection with the defense of such claims, including administrative fees, attorneys' fees, fees of expert witnesses and travel expenses."

                            SECTION 3. MISCELLANEOUS

          3.1  No Other Changes. Except as otherwise expressly provided or
               ----------------
contemplated by this Amendment, all of the terms, conditions and provisions of the Merger Agreement remain unaltered and in full force and effect. The parties hereby reaffirm the Merger Agreement as amended by this Amendment. The Merger Agreement and this Amendment shall be read and construed as one agreement.

          3.2  Amendments. No amendment or waiver of any provision of this
               ----------
Amendment shall be affective unless set forth in a writing signed by the parties hereto.

          3.3  Successors and Assigns. This Amendment shall be binding upon and
               ----------------------
inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          3.4  Governing Law. This Amendment shall be governed by, and construed
               -------------
and enforced in accordance with, the laws of the State of California applicable to contracts made and to be performed in the State of California.

          3.5  Headings. The headings in this Amendment are inserted for
               --------
convenience only and shall not constitute a part hereof.

          3.6  Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, each of which when executed and delivered, shall be deemed an original, and all such counterparts, taken together, shall constitute but one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Amendment as to the parties hereto and may be used in lieu of the original Amendment for all purposes (and such signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes).

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date and year first above written.


                                PAMC MANAGEMENT CORPORATION


                                By:  /s/ Robert Keeley
                                   ------------------------------
                                Name:   Robert Keeley
                                Title:  President


                                ALTA MESA ENERGY, LLC, for itself and as the PAMC Representative


                                By: /s/ Robert Keeley
                                   ------------------------------
                                Name:   Robert Keeley
                                Title:  Manager

                                MESA WIND DEVELOPERS

                                By: Enron Wind Systems, LLC, its general partner
                                    By:  Enron Wind LLC, its sole member
                                         By:  Enron Renewable Energy Corp.,
                                              its sole member


                                              By: /s/ Jesse E. Neyman
                                                  ------------------------
                                              Name:   Jesse E. Neyman
                                              Title:  President and Chief
                                                      Executive Officer

                                By: Pan Aero California, Ltd., its general
                                    partner
                                    By:  PAMC Management Corporation, its sole
                                         general partner

                                         By: /s/ Robert Keeley
                                             --------------------------
                                         Name:    Robert Keeley
                                         Title:   President

                                ZOND-PANAERO WINDSYSTEM PARTNERS I, A
                                CALIFORNIA LIMITED PARTNERSHIP

                                By: Zond Windsystems Management LLC, its sole
                                    general partner


                                    By: /s/ Jesse E. Neyman
                                       -------------------------------
                                    Name:    Jesse E. Neyman
                                    Title:   President and Chief Executive
                                             Officer


                                ZOND-PANAERO WINDSYSTEM PARTNERS II, A
                                CALIFORNIA LIMITED PARTNERSHIP

                                By: Zond Windsystems Management II LLC, its sole
                                    general partner


                                    By: /s/ Jesse E. Neyman
                                       ----------------------------------
                                    Name:   Jesse E. Neyman
                                    Title:  President and Chief Executive
                                            Officer


                                WESTERN WIND ENERGY CORP.


                                By: /s/ James Henning
                                   -------------------------------------
                                Name:   James Henning
                                Title:  Chief Financial Officer


                                MESA WIND POWER CORPORATION


                                By: /s/ James Henning
                                   -------------------------------------
                                Name:   James Henning
                                Title:  Chief Financial Officer


                                THE PAMC REPRESENTATIVE:


                                /s/ Robert Keeley
                                ---------------------------------------
                                Dr. Robert H. Keeley

                                   Exhibit H
                                       to
                          Agreement and Plan of Merger
                          ----------------------------

                                  Side Letter
                                  -----------

                                    Attached

                            Enron Wind Systems, LLC
                         1221 Lamar Street, Suite 1600
                               Houston, TX 77010


July 21, 2006

Western Wind Energy Corp.
632 Foster Avenue
Coquitlam, BC V3J2L7
Attn: Jeff Ciachurski, CEO

Re:   Letter Agreement
      ----------------

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger, dated as of
July 3, 2006, as amended by that certain Amendment to Agreement and Plan of Merger dated July 21, 2006 (the "Merger Agreement"), among PAMC Management
                                 ----------------
Corporation, Alta Mesa Energy, LLC, Mesa Wind Developers, Zond-PanAero Windsystem Partners I, a California Limited Partnership, Zond-PanAero Windsystem Partners II, a California Limited Partnership, Western Wind Energy Corp., and Mesa Wind Power Corporation. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Merger Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Enron Wind Systems, LLC ("Enron") agrees to use
                                               -----
commercially reasonable efforts until December 31, 2006 to (a) obtain the consent of the BLM to the assignment of ROW 16406 from Enron to the Surviving Corporation as soon after the Closing Date as reasonably possible and (b) if and when requested by the Buyer or the Surviving Corporation, obtain the consent of Seymour Lazar or his successors and assigns (the "Grantor") to the assignment of
                                                  -------
the Private Easement from Enron to the Surviving Corporation. Nothing herein shall require Enron to pay any fee or other amount to the Grantor as a condition to obtaining its consent to the assignment of the Private Easement.

Sincerely,

Enron Wind Systems, LLC


By:
    ------------------------
Name:
Title:

Accepted and agreed as of the date appearing above:

Western Wind Energy Corp.


By:
    -------------------------
Name:
Title:

Mesa Wind Power Corporation


By:
    -------------------------
Name:
Title: